UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2006
LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	0-17363	36-3442829

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

6431 West Oakton St. Morton Grove, IL		60053

(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (847) 967-1010
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On June 19, 2006, Lifeway Foods, Inc., an Illinois corporation (the “Company”) issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press release dated June 19, 2006, – “Lifeway Foods’ Board Approves 2 for 1 Stock Split.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 19, 2006

LIFEWAY FOODS, INC.
By:	/s/ Julie Smolyansky
Julie Smolyansky
Chief Executive Officer, President, and Director